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                                                                    Exhibit 10.9

                                                                  EXECUTION COPY

                                  $155,000,000

                           ICON HEALTH & FITNESS, INC.

                    11.25% Senior Subordinated Notes due 2012


                               PURCHASE AGREEMENT
                               ------------------

                                                                  March 28, 2002

CREDIT SUISSE FIRST BOSTON CORPORATION
J. P. MORGAN SECURITIES INC.
FLEET SECURITIES, INC.
c/o Credit Suisse First Boston Corporation,
As Representative of the Several Purchasers
Eleven Madison Avenue,
New York, New York 10010-3629


Dear Sirs:

          1. Introductory. ICON Health & Fitness, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several initial purchasers named in Schedule A hereto (the "Initial Purchasers") $155,000,000 principal amount of its 11.25% Senior Subordinated Notes due 2012 (the "Offered Securities") to be issued under an indenture, dated as of April 9, 2002 (the "Indenture"), between the Company, the Guarantors (as defined below) and The Bank of New York, as Trustee on a private placement basis pursuant to an exemption under Section 4(2) of the United States Securities Act of 1933, as amended (the "Securities Act"). The Company's obligations under the Offered Securities, including the due and punctual payment of interest on the Offered Securities, shall be unconditionally guaranteed (the "Guarantee") by Jumpking, Inc., a Utah corporation ("Jumpking"), Universal Technical Services, a Utah corporation ("UTS"), ICON International Holdings, Inc., a Delaware corporation ("ICON International"), ICON IP, Inc., a Delaware corporation ("ICON IP"), Free Motion Fitness, Inc., a Utah corporation ("Free Motion"), NordicTrack, Inc., a Utah corporation ("NordicTrack"), 510152 N.B. Ltd., a New Brunswick corporation ("N.B. Ltd.") and ICON du Canada Inc., a Quebec corporation ("ICON Canada", whose Guarantee shall consist of the guarantee of the obligations of N.B. Ltd., which in turn will undertake, pursuant to its Guarantee, to guarantee the Company's obligations under the Offered Securities), and each of the Company's future domestic subsidiaries (each, a "Guarantor"; ICON International and ICON IP, together,

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the "Delaware Guarantors"; Jumpking, UTS, Free Motion and NordicTrack, together, the "Utah Guarantors"; N.B. Ltd. and ICON Canada, together, the "Canadian Guarantors"; the Delaware Guarantors, the Utah Guarantors and the Canadian Guarantors, together, the "Guarantors"). As used herein, the term "Offered Securities" shall include the Guarantees thereof by the Guarantors, unless the context otherwise requires.

         Holders (including subsequent transferees) of the Offered Securities will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), to be dated the Closing Date, in substantially the form of Exhibit I hereto, for so long as such Offered Securities constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company and the Guarantors will agree to file with the Securities and Exchange Commission (the "Commission") under the circumstances set forth therein, (i) a registration statement under the Securities Act (the "Exchange Offer Registration Statement") relating to the Company's 11.25% Senior Subordinated Notes in a like aggregate principal amount as the Offered Securities originally issued under the Indenture, identical in all material respects to the Offered Securities and the Guarantees and registered under the Securities Act (the "Exchange Notes" and the "Exchange Guarantees," together, the "Exchange Securities") to be offered in exchange for the Offered Securities (such offer to exchange being referred to as the "Exchange Offer") and the Guarantees thereof and (ii) a shelf registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, the "Registration Statements") relating to the resale by certain holders of the Offered Securities and to use its best efforts to cause such Registration Statements to be declared and remain effective and usable for the periods specified in the Registration Rights Agreement and to consummate the Exchange Offer. The Offered Securities and the Exchange Securities are referred to collectively as the "Securities."

         2. Representations and Warranties of the Company. The Company and each of the Guarantors, jointly and severally, represents and warrants to, and agrees with, the Initial Purchasers that:

                (a) A preliminary offering circular and an offering circular relating to the Offered Securities to be offered by the Company and the Guarantors have been prepared by the Company and the Guarantors. Such preliminary offering circular (the "Preliminary Offering Circular") and offering circular (the "Offering Circular"), as supplemented as of the date of this Agreement, are hereinafter collectively referred to as the "Offering Document." On the date of this Agreement, the Offering Document does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Offering Document based upon written information furnished to the Company by any Initial Purchaser through Credit Suisse First Boston Corporation ("CSFBC") specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof.

                (b) No order or decree preventing the use of the Offering Document, or any order asserting that the transactions contemplated by this Agreement are subject to the

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         registration requirements of the Securities Act, has been issued and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Company or any of the Guarantors, is contemplated.

                  (c) The market-related and customer-related data and estimates included under the captions "Summary" and "Business" in the Offering Document are based on or derived from sources which the Company and each of the Guarantors believe to be reliable.

                  (d) The Offered Securities have been duly and validly authorized by the Company and when duly executed by the Company in accordance with the terms of the Indenture and, assuming due authentication of the Offered Securities by the Trustee, upon delivery to the Initial Purchasers against payment therefor in accordance with the terms hereof, will have been validly issued and delivered, and will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, subject to the qualification that the enforceability of the Company's obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law). The Offered Securities will conform to the description thereof in the Offering Document.

                  (e) The Exchange Notes have been duly and validly authorized by the Company and if and when duly issued and authenticated in accordance with the terms of the Indenture and delivered in accordance with the Registration Rights Agreement, will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, subject to the qualification that the enforceability of the Company's obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

                  (f) The Guarantees have been duly and validly authorized by the Guarantors and when duly executed and delivered by the Guarantors in accordance with the terms of the Indenture and upon the due execution, authentication and delivery of the Offered Securities in accordance with the Indenture and the issuance of the Offered Securities in the sale to the Initial Purchasers contemplated by this Agreement, will constitute valid and legally binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms, subject to the qualification that the enforceability of the Guarantors' obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law). The Guarantees will conform to the description thereof in the Offering Document.

                  (g) The Exchange Guarantees have been duly and validly authorized by the Guarantors and if and when duly executed and delivered by the Guarantors in accordance

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         with the terms of the Indenture and upon the due execution and authentication of the Exchange Notes in accordance with the Indenture and the issuance and delivery of the Exchange Notes contemplated by the Registration Rights Agreement, will constitute valid and legally binding obligations of the Guarantors, entitled to the benefits of the Indenture, enforceable against the Guarantors in accordance with their terms, subject to the qualification that the enforceability of the Guarantors' obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

                  (h) The Company and each of the Guarantors has been duly incorporated and is an existing corporation in good standing under the laws of the state or jurisdiction in which such corporation is organized, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and the Company and each of the Guarantors is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification; except to the extent that any failure to so qualify would not individually or in the aggregate have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company, each of the Guarantors and any of their respective subsidiaries, taken as a whole ("Material Adverse Effect").

                  (i) Each subsidiary of the Company and the Guarantors has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and each subsidiary of the Company and the Guarantors is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent that any failure to so qualify would not individually or in the aggregate have a Material Adverse Effect; all of the issued and outstanding capital stock of each subsidiary of the Company and the Guarantors has been duly authorized and validly issued and is fully paid and nonassessable; and, except as set forth in the Offering Document, the capital stock of each subsidiary owned by the Company and the Guarantors, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

                  (j) The entities listed on Schedule B hereto are the only subsidiaries, direct or indirect, of the Company.

                  (k) The Indenture has been duly and validly authorized by the Company and the Guarantors, and upon its execution and delivery and, assuming due authorization, execution and delivery by the Trustee, will constitute the valid and legally binding agreement of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, subject to the qualification that the enforceability of the Company's and the Guarantors' obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium,

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         and other laws relating to or affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law). No qualification of the Indenture under the Trust Indenture Act of 1939, as amended (the "1939 Act") is required in connection with the offer and sale of the Offered Securities contemplated hereby. The Indenture will conform to the description thereof in the Offering Document.

                  (l) On the Closing Date, the Indenture will conform in all material respects to the requirements of the 1939 Act and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

                  (m) Except as disclosed in the Offering Document, there are no contracts, agreements or understandings between the Company or any of the Guarantors and any person that would give rise to a valid claim against the Company, any Guarantor or the Initial Purchasers for a brokerage commission, finder's fee or other like payment in connection with the Offered Securities.

                  (n) The Company and each of the Guarantors have all requisite corporate power and authority to enter into the Registration Rights Agreement. The Registration Rights Agreement has been duly authorized by the Company and the Guarantors and, when executed by the Company and the Guarantors in accordance with the terms hereof and thereof, will be validly executed and delivered and (assuming the due execution and delivery thereof by you), will be the valid and legally binding obligation of the Company and the Guarantors in accordance with the terms thereof, enforceable against the Company and the Guarantors in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditor's rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), and, as to rights of indemnification and contribution, by federal or state securities laws and principles of public policy.

                  (o) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement, the Indenture or the Registration Rights Agreement in connection with the issuance and sale of the Offered Securities by the Company or the Guarantors, except (i) for the order of the Commission declaring the Exchange Offer Registration Statement or the Shelf Registration Statement effective, (ii) as may be required under the 1939 Act and (iii) as may be required under the securities or blue sky laws of certain jurisdictions.

                  (p) The execution, delivery and performance of the Indenture, this Agreement and the Registration Rights Agreement, and the issuance and sale of the Offered Securities and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company, any of the Guarantors or any of their respective subsidiaries or any of their properties, or any material agreement or instrument to which the Company, any of the Guarantors or any of their respective subsidiaries is a party or by

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         which the Company, any of the Guarantors or any of their respective subsidiaries is bound or to which any of the properties of the Company, any of the Guarantors or any of their respective subsidiaries is subject, or the charter or by-laws of the Company, any of the Guarantors or any of their respective subsidiaries, and the Company and each of the Guarantors has full corporate power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement.

                  (q) This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors.

                  (r) Except as disclosed in the Offering Document, the Company, each of the Guarantors or any of their respective subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Offering Document, the Company, each of the Guarantors or any of their respective subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

                  (s) The Company, each of the Guarantors and any of their respective subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company, any of the Guarantors or any of their respective subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

                  (t) No labor dispute with the employees of the Company, any of the Guarantors or any of their respective subsidiaries exists or, to the knowledge of the Company or any of the Guarantors, is imminent that might have a Material Adverse Effect.

                  (u) The Company, each of the Guarantors or any of their respective subsidiaries own or possess or have the right to use, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, licenses, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company, any of the Guarantors or any of their respective subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

                  (v) Except as disclosed in the Offering Document, neither the Company, any of the Guarantors nor any of their respective subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to

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         hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and neither the Company nor any of the Guarantors is aware of any pending investigation which might lead to such a claim.

                  (w) Except as disclosed in the Offering Document, there are no pending actions, suits or proceedings against or, to the Company's knowledge, affecting the Company, any of the Guarantors, any of their respective subsidiaries or any of their respective properties that, if determined adversely to the Company, any of the Guarantors or any of their respective subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company or any of the Guarantors to perform their respective obligations under the Indenture, this Agreement or the Registration Rights Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and to the Company's or any of the Guarantor's knowledge no such actions, suits or proceedings are threatened or contemplated.

                  (x) The financial statements included in the Offering Document present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; and the assumptions used in preparing the pro forma financial statements included in the Offering Document provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

                  (y) Except as disclosed in the Offering Document, since the date of the latest audited financial statements included in the Offering Document, neither the Company, any Guarantor nor any of their respective subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree and there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company, any of the Guarantors or any of their respective subsidiaries, and, except as disclosed in or contemplated by the Offering Document, there has been no dividend or distribution of any kind declared, paid or made by the Company or any of the Guarantors on any class of its capital stock.

                  (z) The Company is not an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940, as amended and the rules and regulations of the Commission thereunder (the "Investment Company Act"); and the

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         Company is not and, after giving effect to the offering and sale of the
         Offered Securities and the application of the proceeds thereof as described in the Offering Document, will not be an "investment company" as defined in the Investment Company Act.

                  (aa) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Offered Securities are listed on any national securities exchange registered under Section 6 of the United States Securities Exchange Act of 1934 (the "Exchange Act") or quoted in a U.S. automated inter-dealer quotation system.

                  (bb) The offer and sale of the Offered Securities by the Company to the Initial Purchasers in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof and Regulation S thereunder ("Regulation S"); and it is not necessary to qualify an indenture in respect of the Offered Securities under the Trust Indenture Act.

                  (cc) Neither the Company, any of the Guarantors nor any of their respective affiliates, nor any person acting on its or their behalf (i) has, within the six-month period immediately prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S) the Offered Securities or any security of the same class or series as the Offered Securities or
         (ii) has offered or will offer or sell the Offered Securities (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or (B) with respect to any securities sold in reliance on Rule 903 of Regulation S, by means of any directed selling efforts within the meaning of Rule 902(c) of Regulation S. The Company, each of the Guarantors and any of their respective affiliates and any person acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. The Company and each of the Guarantors has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for this Agreement.

                  (dd) The Offering Document contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act.

                  (ee) There are no contracts, agreements or understandings between the Company or any Guarantor and any person (other than the Registration Rights Agreement and the registration rights agreement entered into by the Company in connection with the issuance of the Company's 12% Senior Subordinated Notes due 2005) granting such person the right to require the Company or such Guarantor to file a registration statement under the Securities Act with respect to any securities of the Company or such Guarantor owned or to be owned by such person or to require the Company or such Guarantor to include such securities with the Offered Securities and Guarantees registered pursuant to the Registration Rights Agreement or with any securities being registered pursuant to any other registration statement filed by the Company or any Guarantor under the Securities Act.

                  (ff) The Company, each of the Guarantors and each of their respective subsidiaries carry, or are covered by, insurance in such amounts and covering such risks

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         as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries.

                  (gg) No relationship, direct or indirect, required to be described under Item 404 of Regulation S-K, exists between or among the Company on the one hand, and the directors, officers or stockholders of the Company on the other hand, which is not described in the Offering Document.

                  (hh) The Company is in compliance in all material respects with all presently applicable provisions of ERISA; no "reportable event" (as defined in ERISA), has occurred with respect to any "pension plan" (as defined in ERISA), for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

                  (ii) The Company and each of the Guarantors have filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and have paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company, any of the Guarantors or any of their respective subsidiaries which has had (nor does the Company or any of the Guarantors have any knowledge of any tax deficiency which, if determined adversely to the Company, any of the Guarantors or any of their respective subsidiaries, might have) a Material Adverse Effect.

                  (jj) Since the date as of which information is given in the Preliminary Offering Circular through the date hereof, and except as may otherwise be disclosed or contemplated in the Offering Document, neither the Company nor any of the Guarantors have (i) issued or granted any securities, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock.

                  (kk) The Company and each of the Guarantors (i) make and keep books and records which are accurate in all material respects and (ii) maintain internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to their respective assets is permitted only in accordance with management's authorization and (D) the reported accountability for their respective assets is compared with existing assets at reasonable intervals.

                  (ll) Neither the Company, the Guarantors nor any of their respective subsidiaries (i) is in violation of its respective charter or by-laws (ii) is in default in any material

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         respect, and no event has occurred which, with notice or lapse of time or both would constitute such a material default, in the due performance or observance of any obligation, agreement, covenant or condition contained in any material indenture, loan agreement, mortgage, deed of trust, lease or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business.

                  (mm) Neither the Company nor any of the Guarantors nor any of their respective subsidiaries, nor, to the Company's or any Guarantor's knowledge, any director, officer, agent, employee or other person associated with or acting on behalf of the Company, any of the Guarantors or any of their respective subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

                  (nn) None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Offering Securities), will violate or result in a violation of
         Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U, and X of the Board of Governors of the Federal Reserve System.

                  (oo) No "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Securities Act (i) has imposed (or has informed the Company or any Guarantor that it is considering imposing) any condition (financial or otherwise) on the Company's or any Guarantor's retaining any rating assigned to the Company or any Guarantor, any securities of the Company or any Guarantor or (ii) has indicated to the Company or any Guarantor that it is considering (a) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any unfavorable change in the outlook for any rating of the Company, any Guarantor or any securities of the Company or any Guarantor.

                  (pp) No form of general solicitation or general advertising (as defined in Regulation D under the Securities Act) was used by the Company, the Guarantors or any of their respective representatives (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) in connection with the offer and sale of the Offered Securities contemplated hereby, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                  (qq) The Offered Securities offered and sold in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

                  (rr) None of the Company, the Guarantors nor any of their respective affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S with respect to the Offered Securities or the Subsidiary Guarantees.

                  (ss) The sale of the Offered Securities pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Securities Act.

                  (tt) The Credit Agreement (as defined in the Indenture) has been duly and validly authorized by the Company and the Guarantors, and upon its execution and delivery and, assuming due authorization, execution and delivery by the lenders party thereto, will constitute the valid and legally binding agreement of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, subject to the qualification that the enforceability of the Company's and the Guarantors' obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

         3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Initial Purchasers and the Initial Purchasers agree, severally and not jointly, to purchase from the Company, at a purchase price of 95.964% of the principal amount thereof plus accrued interest from April 9, 2002 to the Closing Date (as hereinafter defined), the respective principal amounts of Securities set forth opposite the names of the several Initial Purchasers in Schedule A hereto.

         The Company will deliver against payment of the purchase price the Offered Securities to be offered and sold by the Initial Purchasers in reliance on Regulation S (the "Regulation S Securities") in the form of one or more temporary global Securities in registered form without interest coupons (the "Regulation S Temporary Global Securities") which will be deposited with the Trustee as custodian for The Depository Trust Company ("DTC") for the respective accounts of the DTC participants for Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear"), and Clearstream Banking, societe anonyme ("Clearstream, Luxembourg") and registered in the name of Cede & Co., as nominee for DTC. The Company will deliver against payment of the purchase price the Offered Securities to be purchased by the Initial Purchasers hereunder and to be offered and sold by the Initial Purchasers in reliance on Rule 144A under the Securities Act (the "144A Securities") in the form of one permanent global security in definitive form without interest coupons (the "Restricted Global Securities") deposited with the Trustee as custodian for DTC and registered in the name of Cede & Co., as nominee for DTC. The Regulation S Temporary Global Securities and the Restricted Global Securities shall be assigned separate CUSIP numbers. The Restricted Global Securities shall include the legend regarding restrictions on transfer set forth under "Transfer Restrictions" in the Offering

Document. Until the termination of the restricted period (as defined in Regulation S) with respect to the offering of the Offered Securities, interests in the Regulation S Temporary Global Securities may only be held by the DTC participants for Euroclear and Clearstream, Luxembourg and may not be held in definitive form. Interests in any permanent global Securities will be held only in book-entry form through Euroclear, Clearstream, Luxembourg or DTC, as the case may be, except in the limited circumstances described in the Offering Document.

         Payment for the Regulation S Securities and the 144A Securities shall be made by the Initial Purchasers in Federal (same day) funds by wire transfer to an account at a bank acceptable to CSFBC drawn to the order of ICON Health & Fitness, Inc. at a closing to be conducted at the office of Latham & Watkins, 885 Third Avenue, New York, New York 10022 at 10:00 A.M., (New York time), on April 9, 2002, or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "Closing Date," against delivery to the Trustee as custodian for DTC of (i) the Regulation S Temporary Global Securities representing all of the Regulation S Securities for the respective accounts of the DTC participants for Euroclear and Clearstream, Luxembourg and (ii) the Restricted Global Securities representing all of the 144A Securities. The Regulation S Temporary Global Securities and the Restricted Global Securities will be made available for checking at the above office of Latham & Watkins at least 24 hours prior to the Closing Date.

         4. Representations by Initial Purchasers; Resale by Initial Purchasers.

         (a) Each Initial Purchaser severally represents and warrants to the Company and each of the Guarantors that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.

         (b) Each Initial Purchaser severally acknowledges that the Offered Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. Each Initial Purchaser severally represents and agrees that it has offered and sold the Offered Securities and will offer and sell the Offered Securities (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 or Rule 144A under the Securities Act ("Rule 144A"). Accordingly, neither such Initial Purchaser nor its affiliates, nor any persons acting on its or their behalf, have engaged or will engage in any directed selling efforts with respect to the Offered Securities, and such Initial Purchaser, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. Each Initial Purchaser severally agrees that, at or prior to confirmation of sale of the Offered Securities, other than a sale pursuant to Rule 144A, such Initial Purchaser will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases the Offered Securities from it during the restricted period a confirmation or notice to substantially the following effect:

                  "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the date of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meanings given to them by Regulation S."

         Terms used in this subsection (b) have the meanings given to them by Regulation S.

         (c) Each Initial Purchaser severally agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except with the prior written consent of the Company.

         (d) Each Initial Purchaser severally agrees that it and each of its affiliates will not offer or sell the Offered Securities in the United States by means of any form of general solicitation or general advertising, within the meaning of Rule 502(c) under the Securities Act, including, but not limited to
(i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or
(ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Each Initial Purchaser severally agrees, with respect to initial resales made in reliance on Rule 144A of any of the Offered Securities, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Offered Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

         (e) Each Initial Purchaser severally represents and agrees that (i) it has not authorized the notes to be offered to the public in the United Kingdom, within the meaning of the Public Offers of Securities Regulations 1995, as amended, and (ii) no Offering Document may be passed on to any person in the United Kingdom unless that person is of a kind described in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2001 or is a person to whom the document may otherwise lawfully be issued or passed on. The Offering Document is only directed at persons having professional experience in matters relating to investments and the offering described in the Offering Document is only available to such persons and only such persons will be permitted to participate in the offering. Persons who do not have professional experience in matters relating to investments should not rely on the Offering Document. All applicable provisions of the Financial Services and Markets Act 2000, as amended, must be complied with in respect of anything done in relation to the notes in, from or otherwise involving the United Kingdom.

         5. Certain Agreements of the Company. The Company and each of the Guarantors, jointly and severally, agree with the Initial Purchasers that:

                  (a) During such period as, in the opinion of Latham & Watkins, an Offering Document is required by law to be delivered in connection with Exempt Resales by the Initial Purchasers and in connection with market-making activities of the Initial Purchasers for so long as any Offered Securities are outstanding, the Company and each of the Guarantors will advise CSFBC promptly of any proposal to amend or supplement the Offering Document and will not effect such amendment or supplementation without CSFBC's consent (which consent shall not be unreasonably withheld). If, at any time prior to the completion of the resale of the Offered Securities by the Initial Purchasers any event occurs as a result of which the Offering Document as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any such time to amend or supplement the Offering Document to comply with any applicable law, the Company and each of the Guarantors promptly will notify CSFBC of such event and promptly will prepare, at its own expense, an amendment or supplement which will correct such statement or omission or effect such compliance. Neither CSFBC's consent to, nor the Initial Purchasers' delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

                  (b) The Company will furnish to CSFBC copies of the Offering Document and all amendments and supplements to such documents, in each case as soon as available and in such quantities as CSFBC requests. Subject to the Initial Purchasers' compliance with its representations and warranties and agreements set forth in Section 4 hereof, the Company and the Guarantors consent to the use of the Offering Document, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchasers in connection with Exempt Resales. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company will promptly furnish or cause to be furnished to CSFBC (and, upon request, to each of the other Initial Purchasers) and, upon request of holders and prospective purchasers of the Offered Securities, to such holders and purchasers, copies of the information required to be delivered to holders and prospective purchasers of the Offered Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Offered Securities. The Company will pay the expenses of printing and distributing to the Initial Purchasers all such documents.

                  (c) The Company and each of the Guarantors will use its best efforts to arrange for the qualification of the Offered Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions in the United States as CSFBC reasonably designates and will continue such qualifications in effect so long as required for the resale of the Offered Securities by the Initial Purchasers provided that neither the Company nor any of the Guarantors will be required to qualify as a foreign corporation or otherwise subject itself to taxation in any state in which it is not otherwise so qualified or subject, nor shall any of them be required to file a general consent to service of process in any such state.

                  (d) During the period of ten years hereafter (or until the date of payment in full of the Offered Securities, if earlier), the Company and each of the Guarantors will furnish to CSFBC and, upon request, to each of the other Initial Purchasers as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company and each of the Guarantors will furnish to CSFBC and, upon request, to each of the other Initial Purchasers (i) as soon as available, a copy of each report and any definitive proxy statement of the Company and the Guarantors mailed to stockholders and (ii) from time to time, such other information concerning the Company or any of the Guarantors as CSFBC may reasonably request.

                  (e) During the period of two years after the Closing Date, the Company will, upon request, furnish to CSFBC, each of the other Initial Purchasers and any holder of Offered Securities a copy of the restrictions on transfer applicable to the Offered Securities.

                  (f) During the period of two years after the Closing Date, the Company and each of the Guarantors will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Offered Securities that have been reacquired by any of them.

                  (g) During the period of two years after the Closing Date, the Company and each of the Guarantors will not be or become, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

                  (h) The Company and each of the Guarantors, jointly and severally, agree to pay all expenses incidental to the performance of their obligations under this Agreement, the Indenture and the Registration Rights Agreement including (i) the fees and expenses of the Trustee and its professional advisors; (ii) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Offered Securities and, as applicable, the Exchange Securities, the preparation and printing of this Agreement, the Registration Rights Agreement, the Offered Securities, the Indenture, the Offering Document and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Offered Securities and as applicable the Exchange Securities; (iii) the cost of qualifying the Offered Securities for trading in The PortalSM Market ("PORTAL") of The Nasdaq National Market Inc. and any expenses incidental thereto, (iv) the cost of any advertising approved by the Company in connection with the issue of the Offered Securities; (v) for any expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities or the Exchange Securities for sale under the laws of such jurisdictions in the United States as CSFBC designates and the printing of memoranda relating thereto; (vi) for any fees charged by investment rating agencies for the rating of the Securities or the Exchange Securities; and (vii) for expenses incurred in distributing the Offering Document (including any amendments and supplements thereto) to the Initial Purchasers. The Company and each of the Guarantors will also pay or reimburse the Initial Purchasers for all travel expenses of the Initial Purchasers (to the extent incurred by them) and the Company's officers and employees and any other expenses of the Initial Purchasers and the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities

                  (i) In connection with the offering, until CSFBC shall have notified the Company and the other Initial Purchasers of the completion of the resale of the Offered Securities, neither the Company nor any of its affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest any Offered Securities or attempt to induce any person to purchase any

         Offered Securities; and neither it nor any of its affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Offered Securities.

                  (j) For a period of 180 days after the date of the initial offering of the Offered Securities by the Initial Purchasers, the Company and each of the Guarantors, without the prior written consent of CSFBC, will not offer, sell, contract to sell, pledge, or otherwise dispose of, directly or indirectly, any United States dollar-denominated debt securities issued or guaranteed by the Company or any Guarantor and having a maturity of more than one year from the date of issue. Neither the Company nor any Guarantor will at any time offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, pledge, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act or the safe harbor of Regulation S thereunder to cease to be applicable to the offer and sale of the Offered Securities.

                  (k) The Company and each of the Guarantors will apply the net proceeds from the sale of the Offered Securities to be sold by it hereunder substantially in accordance with the description set forth in the Offering Document under the caption "Use of Proceeds."

                  (l) Except as stated in this Agreement and in the Offering Document, neither the Company, any of the Guarantors nor any of their respective affiliates have taken, nor will any of them take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or any of the Guarantors to facilitate the sale or resale of the Offered Securities. Except as permitted by the Securities Act, the Company and each of the Guarantors will not distribute any offering material in connection with resales of the Offered Securities.

                  (m) The Company and each of the Guarantors will use their best efforts to permit the Offered Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in PORTAL and to permit the Offered Securities to be eligible for clearance and settlement through DTC.

                  (n) The Company and the Guarantors have complied and will comply with all provisions of Florida Statutes Section 517.075 relating to issuers doing business with Cuba.

                  (o) The Company and the Guarantors agree not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act), that would be integrated with the sale of the Offered Securities in a manner that would require the registration under the Securities Act of the sale to the Initial Purchasers or the resale of the Offered Securities.

                  (p) The Company and each of the Guarantors agree to comply with all the terms and conditions of the Registration Rights Agreement and all agreements set forth in the representation letters of the Company and each of the Guarantors to DTC relating to the approval of the Offered Securities by DTC for "book entry" transfer.

                  (q) The Company and each of the Guarantors agree that prior to any registration of the Offered Securities pursuant to the Registration Rights Agreement, or at such earlier time as may be required, the Indenture shall be qualified under the 1939 Act and any necessary supplemental indentures will be entered into in connection therewith.

                  (r) The Company and each of the Guarantors will not voluntarily claim, and will resist actively all attempts to claim, the benefit of any usury laws against holders of the Offered Securities.

                  (s) For so long as any of the Offered Securities are outstanding and if, in the reasonable judgment of the Initial Purchasers or Latham & Watkins, the Initial Purchasers or any of their affiliates (as defined in the rules and regulations under the Securities Act) are required to deliver a prospectus (any such prospectus, a "Market Making Prospectus") in connection with sales of the Offered Securities, to (i) provide the Initial Purchasers and their affiliates, without charge, as many copies of the Market Making Prospectus as they may reasonably request, (ii) periodically amend the Offering Document and the Exchange Offer Registration Statement so that the information contained therein complies with the requirements of
         Section 10(a) of the Securities Act, (iii) amend the Exchange Offer Registration Statement or amend or supplement the Market Making Prospectus when necessary to reflect any material changes in the information provided therein and promptly file such amendment or supplement with the Commission, (iv) provide the Initial Purchasers and their affiliates with copies of each amendment or supplement so filed and such other documents, including opinions of counsel and "comfort" letters, as they may reasonably request and (v) indemnify the Initial Purchasers and their affiliates with respect to the Market Making Prospectus and, if applicable, contribute to any amount paid or payable by the Initial Purchasers and their affiliates in a manner substantially identical to that specified in Section 7 hereof (with appropriate modifications). The Company and each of the Guarantors consent to the use, subject to the provisions of the Securities Act and the state securities or Blue Sky laws of the jurisdictions in which the Offered Securities are offered by the Initial Purchasers, of each Market Making Prospectus.

                  (t) The Company and each of the Guarantors will do and perform all things required or necessary to be done and performed under this Agreement by them prior to the Closing Date, and to satisfy all conditions precedent to the Initial Purchasers' obligations hereunder to purchase the Offered Securities.

         6. Conditions of the Obligations of the Initial Purchasers. The obligations of the several Initial Purchasers to purchase and pay for the Offered Securities on the Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and each of the Guarantors herein, to the accuracy of the statements of officers of the Company and each of the Guarantors made pursuant to the provisions hereof, to the performance by the Company and each of the Guarantors of their respective obligations hereunder and to the following additional conditions precedent:

                  (a) The Initial Purchasers shall have received a letter, dated the date of this Agreement, of PricewaterhouseCoopers LLP in form and substance satisfactory to the Initial Purchasers concerning the financial information set forth in the Offering Document.

                  (b) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) a change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of CSFBC, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market, or (ii) (A) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company, any of the Guarantors and their respective subsidiaries which, in the judgment of a majority in interest of the Initial Purchasers including CSFBC, is so material and adverse as to make it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Offered Securities; (B) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any announcement that the Company has been placed on negative outlook; (C) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (D) any banking moratorium declared by U.S. Federal or New York authorities; (E) any major disruption of settlements of securities; or (F) any attack on, any outbreak or escalation of hostilities or acts of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of a majority in interest of the Purchasers including CSFBC, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Offered Securities.

                  (c) The Initial Purchasers shall have received an opinion, dated the Closing Date, of Hutchins, Wheeler & Dittmar, a Professional Corporation counsel for the Company, in form and substance satisfactory to the Initial Purchasers, to the effect that:

                      (i) The Company and each of the Delaware Guarantors is a
                  validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Offering Document; and, based solely on certificates of public officials, the Company and each of the Delaware Guarantors are duly qualified to do business as a foreign corporation in good standing in all other jurisdictions identified by the Company (x) in which its ownership or lease of property or the conduct of its business requires such qualification, and (y) where the failure to so qualify could reasonably be anticipated to result in a Material Adverse Effect.

                      (ii) The Offered Securities have been duly authorized, executed, authenticated and delivered by the Company and conform in all material respects to the description thereof contained in the Offering Document.

                      (iii) The Indenture has been duly authorized, executed and delivered by the Company and each of the Delaware Guarantors.

                      (iv) The Indenture conforms in all material respects to the requirements of the Trust Indenture Act, and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

                      (v) The Exchange Notes have been duly authorized by the Company.

                      (vi) The Guarantee to be endorsed on the Offered Securities by each of the Delaware Guarantors has been duly authorized by each such Delaware Guarantor, and has been duly executed and delivered by each such Delaware Guarantor and conforms to the description thereof contained in the Offering Document.

                      (vii) The Exchange Guarantee to be endorsed on the Exchange Notes by each Delaware Guarantor has been duly authorized by each such Delaware Guarantor.

                      (viii) The Company is not and, after giving effect to the
                  offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Circular, will not be an "investment company" as defined in the Investment Company Act of 1940.

                      (ix) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company or any Delaware Guarantor for the consummation of the transactions contemplated by this Agreement or the Registration Rights Agreement in connection with the issuance or sale of the Offered Securities by the Company or any Delaware Guarantor, except such as may be required under state securities laws and except for the order of the Commission declaring the Exchange Offer Registration Statement or the Shelf Registration Statement effective.

                      (x) The execution, delivery and performance of the Indenture, this Agreement and the Registration Rights Agreement and the issuance and sale of the Offered Securities and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule, regulation or, to such counsel's knowledge, order of any governmental agency or body or any court having jurisdiction over the Company or any of the Delaware Guarantors or any of their respective properties, or any agreement identified to such counsel by the Company as material and listed on a Schedule attached to such counsel's opinion to which the Company or any of the Delaware Guarantors is a party or by which the Company or any of the Delaware Guarantors is bound or to which any of the properties of the Company or any of the Delaware Guarantors is subject, or the charter or by-laws of the Company or any of the Delaware Guarantors, and the Company and each of the Delaware Guarantors has full corporate power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement.

                      (xi) Such counsel have no reason to believe that the Offering Circular, or any amendment or supplement thereto, as of the date hereof and as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the financial statements or other financial or accounting information contained in the Offering Circular.

                      (xii) This Agreement and the Registration Rights Agreement have each been duly authorized, executed and delivered by the Company and each of the Delaware Guarantors.

                      (xiii) When the Offered Securities are issued and
                  delivered pursuant to this Agreement, such Offered Securities will not be of the same class (within the meaning of Rule 144A under the Securities Act), as any securities of the Company or any Guarantor that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

                      (xiv) The Offering Document complied with the requirements of Rule 144A of the Securities Act (except for the financial statements and the notes thereto and schedules included therein, as to which no opinion need be expressed).

                      (xv) There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any securities pursuant to the Company's charter or by-laws or any agreement or other instrument known to such counsel.

                      (xvi) It is not necessary in connection with (i) the offer, sale and delivery of the Offered Securities by the Company and each of the Guarantors to the Initial Purchasers pursuant to this Agreement or (ii) the initial resales of the Offered Securities by the Initial Purchasers in the manner contemplated by this Agreement to register the Offered Securities under the Securities Act or to qualify an indenture in respect thereof under the Trust Indenture Act.

                      (xvii) The statements contained in the Offering Document
                  under the caption "Description of the Notes" in so far as they purport to constitute a summary of the terms of the Offered Securities and under the captions "Certain Relationships and Related Party Transactions," "Certain United States Federal Income Tax Considerations" and "Plan of Distribution," insofar as they describe the laws and documents referred therein, are accurate in all material respects.

                      (xiii) The Credit Agreement has been duly authorized,
                  executed and delivered by the Company and each of the Guarantors; and the Credit Agreement constitutes a valid and legally binding obligation of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether considered in a proceeding in equity or at law), or an implied covenant of good faith and fair dealing and except with respect to the rights of indemnification and contribution thereunder, where enforcement thereof may be limited by state or federal securities laws or the policies underlying such laws.

                  (d) The Initial Purchasers shall have received an opinion, dated the Closing Date, of Orrick, Herrington & Sutcliffe LLP, New York counsel for the Company, that:

                      (i) The Offered Securities constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, subject to the qualification that the enforceability of the Company's obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                      (ii) The Indenture constitutes a valid and legally binding obligation of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                      (iii) At such time as the Exchange Notes are issued, executed, authenticated and delivered in accordance with the terms of the Exchange Offer and the Indenture, the Exchange Notes will be entitled to the benefits of the Indenture and will be the valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                      (iv) When the Offered Securities have been issued,
                  executed and authenticated in accordance with the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Guarantee of each Guarantor endorsed thereon will constitute the valid and legally binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                      (v) At such time as the Exchange Notes have been issued, executed, authenticated and delivered in accordance with the terms of the Exchange Offer and the Indenture, and upon the due execution and delivery of the Exchange Guarantee by each such Guarantor in a form substantially identical to the Guarantee, the Exchange Guarantee of each Guarantor so endorsed thereon will constitute the valid and legally binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                      (vi) This Agreement and the Registration Rights Agreement
                  each constitutes a valid and binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law), or an implied covenant of good faith and fair dealing and except with respect to the rights of indemnification and contribution thereunder, where enforcement thereof may be limited by state or federal securities laws or the policies underlying such laws.

..
                  (e) The Initial Purchasers shall have received an opinion, dated the Closing Date, of Bearnson & Peck, L.C., Utah counsel for the Company, that:

                      (i) Each of the Utah Guarantors has been duly incorporated and is a validly existing corporation under the laws of the State of Utah, with corporate power and authority to own its properties and conduct its business as described in the Offering Document; and each such Utah Guarantor is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions identified by the Company
                  (x) in which its ownership or lease of property or the conduct of its business requires such qualification, and (y) where the failure to so qualify could reasonably be anticipated to result in a Material Adverse Effect.

                      (ii) The Indenture has been duly authorized, executed and delivered by each of the Utah Guarantors.

                      (iii) The Guarantee to be endorsed on the Offered
                  Securities by each of the Utah Guarantors has been duly authorized by each such Utah Guarantor, and has been duly executed and delivered by each such Utah Guarantor, and conforms to the description thereof contained in the Offering Document.

                      (iv) The Exchange Guarantee to be endorsed on the Exchange Notes by each Utah Guarantor has been duly authorized by each such Utah Guarantor.

                      (v) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by any of the Utah Guarantors for the consummation of the transactions contemplated by this Agreement or the Registration Rights Agreement in connection with the issuance or sale of the Offered Securities by the Utah Guarantors, except such as may be required under state securities laws and except for the order of the Commission declaring the Exchange Offer Registration Statement or the Shelf Registration Statement effective.

                      (vi) The execution, delivery and performance of the Indenture, this Agreement and the Registration Rights Agreement and the issuance and sale of the Offered Securities and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule, regulation or, to such counsel's knowledge, order of any governmental agency or body or any court having jurisdiction over any of the Utah Guarantors, or any of their respective properties, or any agreement identified to such counsel by the Company as material and listed on a Schedule attached to such counsel's opinion to which any of the Utah Guarantors is a party or by which any of the Utah Guarantors is bound or to which any of the properties of the Utah Guarantors is subject, or the charter or by-laws of any of the Utah Guarantors, and each of the Utah Guarantors has full corporate power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement.

                      (vii) This Agreement and the Registration Rights Agreement
                  have each been duly authorized, executed and delivered by each of the Utah Guarantors.

                  (f) The Initial Purchasers shall have received an opinion, dated the Closing Date, Brad Bearnson, Esq., general counsel to the Company, that:

                      (i) None of the Utah Guarantors (i) is in violation of its respective charter or by-laws; or (ii) to such counsel's knowledge, is in default, and no event has occurred which, with notice or lapse of time or both would constitute such default, in the due performance or observance of any obligation, agreement, covenant or condition contained in any material indenture, loan agreement, mortgage, deed of trust, lease or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, and which such agreements are set forth on a Schedule attached to such counsel's opinion.

                      (ii) Except as described or referred to in the Offering Document, there are no pending actions, suits or proceedings against or, to the Company's knowledge, affecting the Company, any of the Guarantors, any of their respective subsidiaries or any of their respective properties that, if determined adversely to the Company, any of the Guarantors or any of their respective subsidiaries, would individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, or would reasonably be expected to materially and adversely affect the ability of the Company or any of the Guarantors to perform their obligations under the Indenture, this Agreement or the Registration Rights Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and to such counsel's knowledge, no such actions, suits or proceedings are threatened or contemplated.

                      (iii) There are no contracts, agreements or understandings between the Company or any Guarantor and any person (other than the Registration Rights Agreement and the registration rights agreement entered into by the Company in connection with the issuance of the Company's 12% Senior Subordinated Notes due 2005) granting such person the right to require the Company or such Guarantor to file a registration statement under the Securities Act with respect to any securities of the Company or such Guarantor owned or to be owned by such person or to require the Company or such Guarantor to include such securities with the Offered Securities and the Guarantees registered pursuant to the Registration Rights Agreement or in any securities being registered pursuant to any other registration statement filed by the Company or any Guarantor under the Securities Act.

                  (g) The Initial Purchasers shall have received an opinion, dated the Closing Date, of Holmested & Associes, special Quebec counsel for the Company, that:

                      (i) ICON Canada has been duly incorporated and is a validly existing corporation in good standing under the laws of the province of Quebec, with corporate power and authority to own its properties and conduct its business as described in the Offering Document; and such subsidiary is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions identified by the Company (x) in which its ownership or lease of property or the conduct of its business requires such qualification, and (y) where the failure to so qualify could reasonably be anticipated to result in a Material Adverse Effect.

                      (ii) The Indenture has been duly authorized, executed and delivered by ICON Canada.

                      (iii) The Guarantee to be endorsed on the Offered
                  Securities by ICON Canada has been duly authorized by ICON Canada, and has been duly executed and delivered by ICON Canada, and conforms to the description thereof contained in the Offering Document.

                      (iv) The Exchange Guarantee to be endorsed on the Exchange Notes by ICON Canada has been duly authorized by ICON Canada.

                      (v) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by ICON Canada for the consummation of the transactions contemplated by this Agreement or the Registration Rights Agreement in connection with the issuance or sale of the Offered Securities by ICON Canada, except such as may be required under state securities laws and except for the order of the Commission declaring the Exchange Offer Registration Statement or the Shelf Registration Statement effective.

                      (vi) The execution, delivery and performance of the Indenture, this Agreement and the Registration Rights Agreement and the issuance and sale of the Offered Securities and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule, regulation or order of any governmental agency or body or any court having jurisdiction over ICON Canada, or any of its properties, or any agreement identified to such counsel by the Company and listed on a Schedule to such counsel's opinion to which ICON Canada is a party or by which ICON Canada is bound or to which any of the properties of ICON Canada is subject, or the charter or by-laws of ICON Canada, and ICON Canada has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement.

                      (vii) This Agreement and the Registration Rights Agreement
                  have each been duly authorized, executed and delivered by ICON Canada.

                  (h) The Initial Purchasers shall have received an opinion, dated the Closing Date, of McInnes, Cooper & Robertson, special New Brunswick counsel for the Company, that:

                      (i) N.B. Ltd. has been duly incorporated and is a validly existing corporation in good standing under the laws of the province of New Brunswick, with corporate power and authority to own its properties and conduct its business as described in the Offering Document; and N.B. Ltd. is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions identified by the Company
                  (x) in which its ownership or lease of property or the conduct of its business requires such qualification, and (y) where the failure to so qualify could reasonably be anticipated to result in a Material Adverse Effect.

                      (ii) The Indenture has been duly authorized, executed and delivered by N.B. Ltd.

               (iii) The Guarantee to be endorsed on the Offered Securities by N.B. Ltd. has been duly authorized by N.B. Ltd., and has been duly executed and delivered by N.B. Ltd., and conforms to the description thereof contained in the Offering Document.

               (iv) The Exchange Guarantee to be endorsed on the Exchange Notes by N.B. Ltd. has been duly authorized by N.B. Ltd.

               (v) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by N.B. Ltd. for the consummation of the transactions contemplated by this Agreement or the Registration Rights Agreement in connection with the issuance or sale of the Offered Securities by N.B. Ltd., except such as may be required under state securities laws and except for the order of the Commission declaring the Exchange Offer Registration Statement or the Shelf Registration Statement effective.

               (vi) The execution, delivery and performance of the Indenture, this Agreement and the Registration Rights Agreement and the issuance and sale of the Offered Securities and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule, regulation or order of any governmental agency or body or any court having jurisdiction over N.B. Ltd., or any of its properties, or any agreement identified to such counsel by the Company and listed on a Schedule to such counsel's opinion to which N.B. Ltd. is a party or by which N.B. Ltd. is bound or to which any of the properties of N.B. Ltd. is subject, or the charter or by-laws of N.B. Ltd., and N.B. Ltd. has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement.

               (vii) This Agreement and the Registration Rights Agreement have each been duly authorized, executed and delivered by N.B. Ltd.

          (i) The Initial Purchasers shall have received from Latham & Watkins, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities, the Offering Document, the exemption from registration for the offer and sale of the Offered Securities by the Company to the Initial Purchasers and the resales by the several Initial Purchasers as contemplated hereby and other related matters as CSFBC may require, and the Company and each of the Guarantors shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (j) The Initial Purchasers shall have received a certificate, dated the Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company and each of the Guarantors in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company and each of the Guarantors in this Agreement are true and correct, that the Company and each of the Guarantors has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and that, subsequent to the respective dates of the most recent financial statements in the Offering Document there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company, any of the Guarantors or any of their respective subsidiaries taken as a whole except as set forth in or contemplated by the Offering Document or as described in such certificate and such other matters as CSFBC may require.

          (k) The Initial Purchasers shall have received a letter, dated the Closing Date, of PricewaterhouseCoopers LLP which meets the requirements of subsection (a) of this Section 6, except that the specified date referred to in such subsection will be a date not more than three days prior to the Closing Date for the purposes of this subsection.

          (l) The Company shall have given notice of redemption to each holder of the Company's 12% Senior Subordinated Notes due 2005 prior to, or simultaneously with, the Closing Date, or made such other arrangements with respect to the redemption of such notes, as shall be reasonably satisfactory to the Initial Purchasers.

          (m) The Company shall have consummated the Credit Agreement prior to, or simultaneously with, the Closing Date on substantially the same terms described in the Offering Document and the Initial Purchasers shall have received counterparts, conformed as executed, of the Credit Agreement and such other documentation as they deem necessary to evidence the consummation thereof.

The Company and each of the Guarantors will furnish the Initial Purchasers with such conformed copies of such opinions, certificates, letters and documents as the Initial Purchasers reasonably requests. CSFBC may in its sole discretion waive on behalf of the Initial Purchasers compliance with any conditions to the obligations of the Initial Purchasers hereunder

     7. Indemnification and Contribution. (a) The Company and each of the Guarantors, jointly and severally, shall indemnify and hold harmless the Initial Purchasers, its partners, directors and officers and each person, if any, who controls the Initial Purchasers within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Initial Purchasers may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any of the representations and warranties of the Company or any of the Guarantors contained herein or any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, including any losses, claims, damages or liabilities arising out of or based upon the Company's or any of the Guarantor's failure to perform its obligations under Section 5(a) of this Agreement, and will reimburse the Initial Purchasers for any legal or other expenses reasonably incurred by the Initial Purchasers in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that (i) neither the Company nor any Guarantor shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company or any of the Guarantors by any Initial Purchaser through CSFBC specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below and (ii) with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from the Preliminary Offering Circular, the indemnity agreement contained in this
Section 7(a) shall not inure to the benefit of any Initial Purchaser (or any partner, director or officer of such Initial Purchaser or any person who controls such Initial Purchaser) from whom the person asserting any such loss, claim, damage or liability purchased the Offered Securities concerned in any initial resale of the Offered Securities by such Initial Purchaser, to the extent that any such loss, claim, damage or liability occurs under the circumstance where it shall have be determined by a court of competent jurisdiction that (A) the untrue statement or alleged untrue statement in or omission or alleged omission from the Preliminary Offering Circular was corrected in the Offering Circular, (B) the Company had previously furnished copies of the Offering Circular to the Initial Purchasers and (C) the person asserting such loss, claim, damage or liability was not sent or given a copy of the Offering Circular at or prior to the written confirmation of the sale of such Offered Securities.

     (b) Each Initial Purchaser shall severally and not jointly indemnify and hold harmless the Company and each of the Guarantors, their respective directors and officers and each person, if any, who controls the Company or any of the Guarantors within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities to which the Company or any of the Guarantors may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or any of the Guarantors by such Initial Purchaser through CSFBC specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and any Guarantor in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Initial Purchaser consist of the following information in the Offering Document furnished by the Initial
Purchasers: the third, fifth, tenth and fourteenth paragraphs under the caption "Plan of Distribution;" provided however, that the Initial Purchasers shall not be liable for any losses, claims, damages or liabilities arising out of or based upon the Company's or any of the Guarantor's failure to perform their respective obligations under Section 5(a) of this Agreement.

     (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above except to the extent that it has been materially prejudiced by such failure. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes (i) an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

     (d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors on the one hand and the Initial Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Guarantors bear to the total discounts and commissions received by the Initial Purchasers from the Company and each of the Guarantors under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, any Guarantor or the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act or any comparable provision of any other securities law) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Initial Purchasers shall not be required to contribute any amount in excess of the amount by which the total discounts, fees and commissions received by such Initial Purchaser exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Initial Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint.

     (e) The obligations of the Company and each Guarantor under this Section 7 shall be in addition to any liability which the Company and each Guarantor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Initial Purchasers within the meaning of the Securities Act or the Exchange Act; and the obligations of the Initial Purchasers under this Section 7 shall be in addition to any liability which the Initial Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company and the Guarantors within the meaning of the Securities Act or the Exchange Act.

     8. Default of Initial Purchasers. If any Initial Purchaser or Initial Purchasers default in their obligations to purchase Offered Securities hereunder and the aggregate principal amount of Offered Securities that such defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase does not exceed 10% of the total principal amount of Offered Securities, CSFBC may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Initial Purchasers, but if no such arrangements are made by the Closing Date, the non-defaulting Initial Purchasers shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Initial Purchasers agreed but failed to purchase. If any Initial Purchaser or Initial Purchasers so default and the aggregate principal amount of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total principal amount of Offered Securities and arrangements satisfactory to CSFBC and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Initial Purchaser, the Company or any Guarantor, except as provided in Section 9. As used in this Agreement, the term "Initial Purchaser" includes any person substituted for an Initial Purchaser under this Section. Nothing herein will relieve a defaulting Initial Purchaser from liability for its default.

     9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company, each of the Guarantors or their respective officers and of the Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchasers, the Company, any of the Guarantors or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Purchasers is not consummated, the Company and the Guarantors shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5(h) and the respective obligations of the Company, the Guarantors and the Initial Purchasers pursuant to Section 7 shall remain in effect. If the purchase of the Offered Securities by the Initial Purchasers is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in Section 6(b)(i) or clause (C), (D),
(E) or (F) of Section 6(b)(ii),
the Company and the Guarantors will reimburse the Initial Purchasers for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred in connection with the offering of the Offered Securities.

         10. Notices. All communications hereunder will be in writing and, if sent to the Initial Purchasers will be mailed, delivered or telegraphed and confirmed to the Initial Purchasers, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, New York 10010-3629, Attention: Transactions Advisory Group, or, if sent to the Company or any of the Guarantors, will be mailed, delivered or telegraphed and confirmed to it at Icon Health & Fitness, Inc., 1500 South 1000, Logan, Utah 84321, Attention: Brad Bearnson, Esq.; provided, however, that any notice to an Initial Purchaser pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Initial Purchaser.

         11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder, except that holders of Offered Securities shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against the Company and each of the Guarantors as if such holders were parties thereto.

         12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         13. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

         The Company and each of the Guarantors hereby submit to the non-exclusive jurisdiction of the Federal and State courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         If the foregoing is in accordance with the Initial Purchasers' understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Company, each of the Guarantors and the several Initial Purchasers in accordance with its terms.

                                Very truly yours,

                                               ICON HEALTH & FITNESS, INC.

                                               By: _____________________________
                                                   Name:
                                                   Title:



                                               GUARANTORS:

                                               JUMPKING, INC.


                                               By: _____________________________
                                                   Name:
                                                   Title:


                                               UNIVERSAL TECHNICAL SERVICES


                                               By: _____________________________
                                                   Name:
                                                   Title:


                                               ICON INTERNATIONAL HOLDINGS, INC.


                                               By: _____________________________
                                                   Name:
                                                   Title:



                                               ICON IP, INC.


                                               By: _____________________________
                                                   Name:
                                                   Title:

                                               FREE MOTION FITNESS, INC.


                                               By: _____________________________
                                                   Name:
                                                   Title:


                                               NORDICTRACK, INC.


                                               By: _____________________________
                                                   Name:
                                                   Title:


                                               510152 N.B. LTD.


                                               By: _____________________________
                                                   Name:
                                                   Title:


                                               ICON DU CANADA INC.


                                               By: _____________________________
                                                   Name:
                                                   Title:

  The foregoing Purchase Agreement is hereby confirmed and accepted as of the date first above written.

     Credit Suisse First Boston
     Corporation,


     By: _________________________
         Name:
         Title:

     Acting on behalf of itself and as the
     Representative of the several Initial
     Purchasers

                                   SCHEDULE A

                                                         Principal Amount of
                                                         Offered Securities
                                                         -------------------

               Manager
               -------
Credit Suisse First Boston Corporation ............             $124,000,000
J.P. Morgan Securities Inc. .......................             $ 19,375,000
Fleet Securities, Inc. ............................             $ 11,625,000
                                                                ------------
                          Total ...................             $155,000,000
                                                                ============

                                   SCHEDULE B

                           Subsidiaries of the Company

     Jumpking, Inc.
     Universal Technical Services
     ICON International Holdings, Inc.
     ICON IP, Inc.
     Free Motion Fitness, Inc.
     NordicTrack, Inc.
     510152 N.B. Ltd.
     ICON du Canada Inc.,
     ICON Health & Fitness (Holdings) Ltd.
     ICON OS, Inc.
     ICON Health & Fitness Italia SRL
     ICON Fitness Lifestyle
     ICON Health & Fitness France SA
     AICON Health & Fitness GmbH
     Weider Health & Fitness France SA

                                    EXHIBIT I

                     [Form of Registration Rights Agreement]

                                       38